Acquisition of Integrated Financial Holdings, Inc. Further Diversifies CBNK with a Niche C&I Business that is Capital Efficient, High-Return and Generates Meaningful Fee Income March 28, 2024

2 Disclaimer and Additional Statements Forward-Looking Statements This communication includes -looking within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Capital Bancorp, Inc. and Integrated Financial Holdings, Inc. beliefs, goals, intentions, and expectations regarding the proposed transaction and anticipated financial results; our estimates of future costs and benefits of the actions we may take; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected costs of the transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts. Forward looking statements are typically identified by such words as "opportunity", "poised", "positioned", and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction. Additionally, forward looking statements speak only as of the date they are made; Capital and IFHI do not assume any duty, and do not undertake, to update such forward looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except as required by law. Furthermore, because forward looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Capital and IFHI. Such statements are based upon the current beliefs and expectations of the management of Capital and IFHI and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Capital and IFHI; the outcome of any legal proceedings that may be instituted against Capital or IFHI; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of Capital and IFHI to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Capital; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Capital and IFHI do certain restrictions during the pendency of the proposed transaction that may impact the ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or diversion of attention from ongoing business operations and the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate operations and those of Capital; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; and success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of IFHI and Capital to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of IFHI and Capital; the effects of inflation on IFHI, Capital and the proposed transaction; the impact of changing interest rates on IFHI and Capital; and the other factors discussed in the and Discussion and Analysis of Financial Condition and Results of sections of Annual Report on Form 10 K for the year ended December 31, 2023 and in other reports Capital files with the U.S. Securities and Exchange Commission (the .

3 Disclaimer and Additional Statements (cont.) Non-U.S. GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non- GAAP financial measures as tools for comparison. Investors are strongly encouraged to review the consolidated financial statements in their entirety and not to rely on any single financial measure. Capital Bancorp, Inc. believes that providing certain non-GAAP financial measures provide investors with information useful in understanding performance trends and financial position. Capital Bancorp, Inc. believes that this presentation and discussion, together with the accompanying reconciliations, provides an understanding of factors affecting Capital Bancorp, Inc. businesses and allows investors to view performance in a manner similar to management. See the Appendix to this presentation for a reconciliation of tangible book value most its directly comparable GAAP financial measure. Additional Information and Where to Find It In connection with the proposed transaction, Capital will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of Capital and IFHI, which also constitutes a prospectus of Capital, that will be sent to and shareholders seeking certain approvals related to the proposed transaction. The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF CAPITAL AND IFHI AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IFHI, CAPITAL AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed by Capital with the SEC containing information about IFHI and Capital, without charge, at the website (http://www.sec.gov). In addition, copies of documents filed with the SEC by Capital will be made available free of charge in the section of website, https://www.capitalbankmd.com, under the heading Filings; and investors may obtain free copies of the joint proxy statement/prospectus (when available) by contacting Integrated Financial Holdings, Inc., Attn: Steven E. Crouse, 8450 Falls of Neuse Road, Suite 202, Raleigh, NC 27615, telephone: (919) 861-8018. Participants in Solicitation IFHI, Capital, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 4, 2023, and certain other documents filed by Capital with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Agenda 4 TRANSACTION OVERVIEW AND STRATEGIC RATIONALEI. 5 OVERVIEW OF IFH AND ASSESSING THE GROWTH OPPORTUNITYII. 10 KEY MERGER FINANCIAL IMPACTSIII. 16 DUE DILIGENCEIV. 27 CONCLUSIONV. 30 APPENDIXVI. 33

TRANSACTION OVERVIEW AND STRATEGIC RATIONALEI. 5

Transaction Overview and Strategic Rationale

CAPITAL BANCORP, INC.

Strategic Acquisition of IFH

- Capital Bancorp, Inc. (NASDAQ: CBNK) is acquiring Integrated Financial Holdings, Inc. (OTCQX:IFHI), a $548 million asset bank holding company
- Aggregate purchase price of $66.5 million
  - 81% stock / 19% cash
- IFH is headquartered in Raleigh, North Carolina
- Branch-lite (single location) business model specializing in C&I, Government Guaranteed Lending ("GGL") and renewables loan origination and servicing on a nationwide basis
- High degree of fee income (48% of revenue[1]) and top-tier profitability track record (1.55% core ROAA[2])

~17%	~1.8 Yrs	20%+	~2 Yrs
2025E EPS Accretion	TBV per share Earnback (Years)	Return on Invested Capital[3]	EPS Pull-Forward (Years)[4]

Transaction Materially Accelerates CBNK's Strategic Plan Initiatives

CBNK Strategic Initiative	IFH
Growth in the commercial bank business line	☑
Growth in fee income	☑
Build domain expertise in new product / industry verticals	☑
Further shift in the loan mix toward C&I and growth in regional C&I lending capabilities	☑
Value accretive deployment of excess capital	☑

Source: S&P Global Market Intelligence; FactSet.
[1] Based on IFH 2023Y core revenue; excludes one-time, non-recurring items.
[2] Based on IFH 2023Y core net income based on reported net income of $11.2 million less $4.7 million in pre-tax adjustments, tax effected at 22.5%.
[3] Return on invested capital represents IFH fully-synergized net income divided by the sum of deal value plus after-tax transaction charges less excess capital at closing.
[4] Reflects the time it would have taken CBNK to achieve pro forma 2025 EPS on a standalone basis; based on median consensus estimates with a growth rate applied post-2025.

CAPITAL BANCORP, INC. | IFH
6

Evolution of CBNK's Commercial Bank

C&I and Owner Occupied CRE Loan Growth[1]

$ in millions



Owner Occupied CRE
C&I
C&I and Owner Occupied CRE increases to ~38% of total loans inclusive of IFH[2]
CAGR: 17%
+58%
$251
$311
$357
$479
$599
$547
$862
IFH
CAPITAL BANCORP, INC.
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2023Y Pro Forma

Total Loans ($B) Ex. OpenSky™ and SBA PPP						
$1.0	$1.2	$1.3	$1.4	$1.6	$1.8	$2.2

Net Interest Margin (ex. OpenSky™ and SBA PPP Loans)



CBNK (ex. OpenSky™ and SBA PPP Loans)
Selected Banks Median[3]
4.28%
3.52%
4.26%
3.48%
3.89%
3.33%
3.60%
3.35%
3.93%
3.77%
3.96%
3.35%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y

CBNK Initiatives To Date

- Successfully implemented a commercial branch-lite model focused on attractive risk-adjusted return verticals
- Diversified across local, regional and national businesses
- Increased commercial funding contribution by building out deposit focused verticals including title, property management, HOA, PAC deposits and Elite Banking[4]

IFH Strategic Fit

- Strategic bolt-on acquisition accelerating C&I buildout
- Ability to scale business nationwide with larger balance sheet
- Deep expertise in attractive lending area
- Capital efficient, fee-income heavy business

Plans For What Is Next…

- Expand to attractive and opportunistic markets
- Offer additional high value-added services generating above-average risk-adjusted returns
- Continue to grow tangible book value and earnings through a diversified earnings stream
- Grow deposits organically and inorganically
- Leverage next-generation technology for continued execution of innovation-focused business plan

Source: S&P Global Market Intelligence; Company Documents.
Note: Loan composition based on bank-level regulatory data. Net interest margin data represents BHC GAAP data for Selected Banks.
[1] SBA Paycheck Protection Program ("PPP") loans excluded from C&I loans.
[2] Adjusted for $9.1mm of IFH Owner Occupied CRE reclassified as Nonowner Occupied CRE.
[3] Select banks with assets between $1.5 billion and $4.5 billion in the Mid-Atlantic (North of Richmond) and New England Region. (ACNB, BCBP, BHRB, BPRN, BWFG, EBTC, FLIC, FRBA, FRST, FVCB, HNVR, JMSB, MNSB, MRBK, MVBF, NBN, PKBK, PVBC, UNTY).
[4] Elite Banking was recently launched.

CAPITAL BANCORP, INC. | IFH

7

Pro Forma Loans and Deposits

Loan Composition

CBNK	IFH	Pro Forma



Cons. & Other 10%
Resi. Mortgage 20%
Multifamily 8%
C & I 13%
$1.9B
Total Loans
Const. & Land 14%
Own. Occ. CRE 17%
Non-Own. Occ. CRE 18%



Multifamily 2%
Cons. & Other 1%
Resi. Mortgage 12%
Const. & Land 3%
Non-Own. Occ. CRE 4%
$0.4B
Total Loans
Own. Occ. CRE 14%
C & I 64%
~79% C&I and Owner Occupied CRE [1]



Cons. & Other 9%
Resi. Mortgage 18%
Multifamily 7%
C & I 22%
$2.3B
Total Loans
Const. & Land 12%
Own. Occ. CRE 16%
~38% C&I and Owner Occupied CRE [1]
Non-Own. Occ. CRE 16%

CBNK	IFH	Pro Forma
Yield on Loans: 9.66%	Yield on Loans: 8.54%	Yield on Loans: 9.46% [2]
Construction / TRBC: BHC - 93% | Bank - 107%	Construction / TRBC: Bank - 18%	Construction / TRBC: BHC - 82% | Bank - 93% [3]
Reg CRE / TRBC: BHC - 262% | Bank - 304%	Reg CRE / TRBC: Bank - 57% [1]	Reg CRE / TRBC: BHC - 243% | Bank - 285% [3]

Deposit Composition



Jumbo 19%
NIB 33%
Retail 2%
$1.9B
Total Deposits
IB Demand, Savings & MMDA 46%



29% Jumbo
21% NIB
~14% GGL Reserve Deposits
Recurring source of funding for additional originations
$0.4B
Total Deposits
11% IB Demand, Savings & MMDA
40% Retail



Jumbo 21%
NIB 30%
Retail 9%
$2.3B
Total Deposits
IB Demand, Savings & MMDA 39%

CBNK	IFH	Pro Forma
Cost of Deposits: 2.50%	Cost of Deposits: 3.29%	Cost of Deposits: 2.64% [2]
Uninsured Deposits / Total Deposits: ~42%	Uninsured Deposits / Total Deposits: ~12%	Uninsured Deposits / Total Deposits: ~36%

Source: S&P Global Market Intelligence; Company Documents.
Note: Loan composition based on bank-level regulatory data as of 2023Q4. Yield on loans based on BHC GAAP data as of 2023Q4.
Note: Deposit composition and cost of deposits based on BHC GAAP data as of 2023Q4.
Note: Uninsured deposit data per bank-level regulatory data as of 2023Q4 for CBNK and Company provided data as of 2023Q4 for IFH.
[1] Adjusted for $9.1mm of IFH Owner Occupied CRE reclassified as Nonowner Occupied CRE.
[2] Prior to impact of accretion of purchase accounting fair value marks.
[3] Pro Forma Construction / TRBC and Reg CRE / TRBC represent estimated ratios at closing and includes purchase accounting and other merger related adjustments.

CAPITAL BANCORP, INC. | IFH
8

Pro Forma Business Model Remains Uniquely Diversified

CAPITAL BANCORP, INC.

Commercial Banking

$1.8B — *Portfolio Loans, ex. OpenSky℠ and SBA-PPP*

$1.6B — *Deposits[1]*

$81mm — *Revenue*

- Commercial branch-lite model focused on attractive Maryland, D.C. and Northern Virginia markets
- High value-added services and targeted vertical expertise generates above-average risk-adjusted loan yields

IFH

- **Nationwide Government Guaranteed Lending (GGL) business with niche expertise in Solar and Renewable Energy**
- **Nationwide GGL servicing platform with attractive economics**
- **Strong C&I pipeline with proven ability to originate $100+ million per year of loans**

Capital Bank Home Loans

$200mm — *2023 Volume[2]*

$6mm — *Revenue*

- Gain on sale margin and pipeline returning to normalized levels
- Expense management has reduced losses while maintaining robust origination capabilities
- Well-positioned for stabilization or decline in rates
- Natural hedge against asset sensitivity of the balance sheet

OpenSky™

$123mm — *Loans, net*

$174mm — *Deposits*

$80mm — *Revenue*

- Nationwide, secured credit card to help under-banked customers (re)establish their credit with opportunities for graduation into unsecured credit
- Building capabilities to cross-sell products and services as card-holders progress on their customer journeys

FY 2023 Fully-Allocated Illustrative Net Income Contribution [3,4]



Commercial Bank (Legacy CBNK)
Commercial Bank (IFH + Cost Saves)
OpenSky™
Capital Bank Home Loans
Other
1%
43%
57%
~57% Commercial Banking
0%
32%
42%
25%
~67% Commercial Banking

Source: Company Documents.
Note: CBNK financial metrics as of 12/31/2023.
[1] Excludes brokered CD's and intracompany deposits.
[2] Volume in 2021 was approximately $1.0 billion and volume in 2022 was approximately $300 million.
[3] Excludes $1.8 million loss in Capital Bank Home Loans. Commercial Bank with IFH includes IFH 2023Y core net income of ~$7.5 million plus $5.3 million of fully phased-in after-tax cost savings. IFH 2023Y core net income based on reported net income of $11.2 million less $4.7 million in pre-tax adjustments, tax effected at 22.5%.
[4] This illustration includes certain expenses previously recorded directly to the Commercial Bank segment, allocated to the other segments for 2023.

CAPITAL BANCORP, INC. | IFH

9

OVERVIEW OF IFH AND ASSESSING THE GROWTH OPPORTUNITY II. 10

Overview of Integrated Financial Holdings, Inc. ("IFHI" / "IFH")

- **$548mm Financial Holding Company**
  - Headquartered in Raleigh, NC
- **Two Primary Subsidiaries**
  - West Town Bank & Trust and Windsor Advantage
- **West Town Bank & Trust**
  - Single branch located in North Riverside, IL
  - Selectively specialized in Government Guaranteed Lending
  - More than $1 billion in SBA / USDA originations since 2018
- **Windsor Advantage**
  - Outsourced SBA and USDA platform to lending institutions nationwide
  - $2+ billion servicing portfolio consisting of ~2,000 loans

2023 Financial Highlights[1]

$548mm *Total Assets*	**$43.4mm** *Core Operating Revenue*	**$7.5mm** *Core Net Income*
10.0% *Core ROATCE*	**1.55%** *Core ROAA*	**4th** *2023 USDA B&I and REAP[2]*

2023 Revenue Composition[1]

Fee Income Mix



Servicing Income
GGL Revenues
Other
62%
37%
0%

Core Operating Revenue Mix



Net Interest Income
Core Fee Income
52%
48%

Loan and Deposit Composition[3 4]

Loan Mix



1% Cons. & Other
2% Multifamily
3% Const. & Land
12% Resi. Mortgage
4% Nonowner Occupied CRE
14% Owner Occupied CRE
64% C & I
8.54%
Yield
~79% C&I and Owner Occupied CRE
C & I
Owner Occupied CRE5
Nonowner Occupied CRE5
Resi. Mortgage
Const. & Land
Multifamily
Cons. & Other

Gross Loans: $400mm

Deposit Mix



21% NIB
11% IB Demand, Savings & MMDA
40% Retail
29% Jumbo
3.29%
Cost
NIB
IB Demand, Savings & MMDA
Retail
Jumbo

Total Deposits: $436mm

Source: S&P Global Market Intelligence; Company Documents; USDA.
Note: Yield on loans and cost of deposits exclude purchase accounting and other merger related adjustments.
[1] 2023Y core operating revenue and core net income excludes one-time, non-recurring items. IFH 2023Y core net income based on reported net income of $11.2 million less $4.7 million in pre-tax adjustments, tax effected at 22.5%.
[2] In 2023 West Town Bank & Trust ranked fourth overall in USDA Business and Industry Guaranteed Loan Program (B&I) and Rural Energy for America Guaranteed Loan Program (REAP) total investment dollars.
[3] Loan composition represents bank-level regulatory data as of 2023Q4. Yield on loans represent BHC GAAP data as of 2023Q4.
[4] Deposit composition and cost of deposits represents BHC-GAAP data as of 2023Q4.
[5] $9.1mm of Owner Occupied CRE reclassified as Nonowner Occupied CRE.

CAPITAL BANCORP, INC. | IFH

11

IFH Has a Track Record of Strong Operating Performance

Core ROAA[1]


IFH
NASDAQ Regional Bank Index Median
1.95%
1.14%
1.55%
1.17%
2019Y - 2023Y Average
2023Y

Sustained Track Record of Superior Profitability

Fee Income / Operating Revenue[1]


IFH
NASDAQ Regional Bank Index Median
58.9%
21.5%
47.7%
16.6%
2019Y - 2023Y Average
2023Y

Strong Fee Income Generator Enhancing Profitability

Net Interest Margin


IFH
NASDAQ Regional Bank Index Median
4.87%
3.27%
5.47%
3.30%
2019Y - 2023Y Average
2023Y

Outsized Net Interest Margin Relative to the Index

Net Charge Offs / Average Loans


IFH
NASDAQ Regional Bank Index Median
NCO's primarily driven by hospitality CRE loans in 2020, go-forward residual risk is low
C&I portfolio average over the same period
0.25%
1.86%
0.65%
0.03%
0.16%
2019Y - 2023Y Cumulative
2023Y

Only ~$75k of SBA Repairs / Denials Over the Last 13 Years

Source: S&P Global Market Intelligence; Company Documents.
[1] 2023Y core operating revenue and core net income excludes one-time, non-recurring items. IFH 2023Y core net income based on reported net income of $11.2 million less $4.7 million in pre-tax adjustments, tax effected at 22.5%.

CAPITAL BANCORP, INC. | IFH
12

Source: Company Documents. 13 Overview of IFH Business Segments Branch-lite franchise specializing in small business lending solutions nearly $1.0 billion in authorized loans through the USDA B&I and REAP programs since 2016 Nationwide Government Guaranteed Lending business with niche expertise in Solar and Renewable Energy Strong C&I pipeline with proven ability to originate $100+ million per year of loans Assist lending institutions nationwide develop and execute comprehensive SBA and USDA platforms Cloud-based lending platform, ACCEL, offers a streamlined, outsourced process for SBA loans up to $500,000 Extensive expertise and experience paired with commitment to compliance and execution $2+ billion servicing portfolio Actively servicing for 90+ lenders Complementary Niche Lending Nationwide Lending Service Provider

One of the Nation's Top USDA Business Lenders

West Town BANK & TRUST

USDA

Business and Industry Guaranteed Loan Program (B&I)

- **Purpose:** Purchase and Improve CRE, Business Acquisitions, Equipment, Debt Refinancing and Working Capital
- **Max Guaranty:** Up to 80% Loan Guaranty (Loans of $25,000,000 or Less)
- **Borrowers:** For-Profit Businesses, Cooperatives, Individuals & Tribal Entities and Non-Profit Entities
- **Fees:** 3% Guaranty Fee on Guaranteed Portion of the Loan, 0.55% Annual Renewal Servicing Fee
- **Size Standards:** None
- **Equity:** 10% Equity for Existing Businesses 20% Equity for New Businesses

Rural Energy for America Guaranteed Loan Program (REAP)

- **Purpose:** Purchase and Install Renewable Energy Systems and Energy Efficiency Improvements
- **Max Guaranty:** Up to 80% Loan Guaranty (Loans of $25,000,000 or Less)
- **Borrowers:** Agricultural Producers or Rural "Small Businesses"
- **Fees:** 1% Guaranty Fee on Guaranteed Portion of the Loan, 0.25% Annual Renewal Serving Fee
- **Size Standards:** SBA Defined "Small Business" (Ag Producers Must Derive More Than 50% of Income from Ag Products)
- **Equity:** Financial Contribution of No Less Than 25% of Total Eligible Project Cost

Expansive Market Opportunity… Far Less Competition Among Lenders

Active Lenders by Year[1]



USDA
SBA
FY2023
117
1,514
FY2022
126
1,586
FY2021
187
1,634

USDA B&I and REAP Investment Dollars[2]



$ in millions
Top 5 Lenders
All Other Lenders
$1,317
$1,673
$2,861
$2,139
$2,108
2019
2020
2021
2022
2023
4th
12th
5th
4th
4th
West Town BANK & TRUST

Source: USDA; SBA.

[1] USDA active lenders represents number of institutions in the U.S. that authorized at least one USDA loan through either the B&I or REAP Programs. SBA active lenders represents number of institutions that authorized at least one SBA loan through the SBA 7(a) Program.

[2] West Town Bank and Trust ranking based on total investment dollars.

CAPITAL BANCORP, INC. | IFH

14

15 Renewables Business Poised to Grow as Energy Transition Continues to Take Hold OperationsProject AssemblyDevelopment Project Lifecycle LTC Development Loans Formula based on mid and late-stage development assets Rate: Prime + 1.0% to 3.0% Variable, quarterly adjust Term: 24 months Loan to Cost: Up to 90% Solar Project Assembly Loan Formula based for projects that have reached NTP Rate: 1YR Treasury + 2.75% to 4.0% Variable, quarterly adjust Term: 12 months to 18 months Loan to Cost: Up to 95% USDA Guaranteed Term Loans Structured fully-amortizing USDA term loans. Up to 80% USDA Guarantee Rate: 5/7/10YR Treasury + 2.75% to 4.0% Reset at 5/7/10YR Term: 300 months Loan to Cost: Up to 75% Investors typically offer secondary market premiums for USDA guaranteed solar loans Longer loan terms relative to conventional lending products Minimal financial covenants with a focus on payment defaults Guaranteed lending products offer competitive pricing USDA programs require matching amortization and loan terms Up to 80% loan guarantee (US Government) Full discretion to sell the guaranteed portion of the loan into a liquid and lucrative secondary market at any time Increased loan sizes but only the unguaranteed portion of the loan is considered for legal lending purposes Borrower Lender Key Milestones Mechanical Completion Permission to Operation Commercial Operations Date Placed in Service Substantial Completion Final Completion Notice to Proceed U.S. Electricity Generation from Selected Fuels Billion kilowatt-hours 0 1,000 2,000 3,000 4,000 5,000 6,000 2005 2020 2035 2050 2022 History Projections Solar* Data source: U.S. Energy Information Administration, Annual Energy Outlook 2023 (AEO2023) *Includes utility-scale and end-use photovoltaic generation and excludes off-grid photovoltaics. **Includes petroleum, conventional hydroelectric power, geothermal, wood and other biomass, pumped storage, non-biogenic municipal waste in the electric power sector, refinery gas, still gas, batteries, chemicals, hydrogen, pitch, purchased steam, sulfur, and miscellaneous technologies. Wind Natural Gas Coal Nuclear Other**9% 18% 20% 39% 10% 5% 6% 11% 5% 22% 22% 33% Significant Market Opportunity Given Renewables Growth Benefits of USDA Loans Loan Products are Designed to Provide Efficient and Effective Capital Through Every Phase of the Renewable Energy Project Lifecycle

KEY MERGER FINANCIAL IMPACTSIII. 16

Transaction Structure Approximately 81% stock / 19% cash for IFH shareholders Fixed exchange ratio of 1.115x CBNK shares and, subject to certain adjustments, cash of $5.36 for each IFH share At or immediately prior to closing, IFH will distribute its minority equity interest in Dogwood State Bank to IFH shareholders in the form of a dividend at the carrying value of approximately $21.6 million1 Minimum Adjusted TCE2 IFH to deliver $60.6 million of minimum adjusted tangible common equity inclusive of pre-closing distribution at closing Additional Consideration at Closing Additional consideration of up to $0.88 per IFH share, should the tax adjusted proceeds on the sale of certain identified credits be No economic impact to CBNK given these loans are marked on a pro forma basis Ownership 84% CBNK / 16% IFH Board of Directors One representative from IFH shall join the Board of Directors of Capital Bancorp, Inc. and Capital Bank, National Association Key Employees Three IFH employees have signed employment agreements with CBNK effective upon closing of the transaction A. Riddick Skinner, EVP of Government Lending will join Capital Bank as Head of Government Guaranteed Lending Program Melissa Marsal, EVP and Chief Operating Officer of IFH, will join Capital Bank in a leadership role Mike Breckheimer, EVP and Chief Strategy Officer will join Capital Bank as Head of Windsor Advantage Timing and Approvals Targeted closing in the second half of 2024 Source: Company Documents. 1 Based on the current carrying value of Dogwood; Distribution of Dogwood based on the closing price of Dogwood State Bank as of 3/26/2024 would be approximately $18 million or $7.69 per IFH share. 2 Required Adjusted Tangible Common Equity of $60.6 million. Refer to the Agreement and Plan of Merger for complete terms. See Appendix for non-GAAP reconciliation. 17 Transaction Summary

Transaction Assumptions and Financial Impacts

Transaction Consideration

	per IFH share	$ Millions	Mix
Indicative Value of CBNK Stock (1.115x exchange ratio)[1]	$22.30	$52.3	81%
Cash Consideration Paid by CBNK	$5.36	$12.6	19%
Total Consideration Paid by CBNK to IFH Common	**$27.66**	**$64.9**	
Value of IFH Options (rolled in economically equivalent CBNK options)		$1.6	
Total Consideration Paid by CBNK		**$66.5**	

Standalone Forecast

- Research analyst consensus estimates used for CBNK through 2025 with illustrative growth rate applied thereafter
- IFH forecast based on a bottoms-up build; net income forecast in-line with run rate profitability ratios and GGL origination levels

Credit Mark

- $9.7 million total lifetime loan loss estimate, equivalent to 2.7% of IFH's loans[2] and 1.4x IFH's ACL
  - Non-PCD reserve of $2.7 million, established Day-2 through provision expense
  - Non-PCD credit mark of $2.7 million is accreted into earnings over 4 years
  - $6.9 million reserve on PCD loans recorded at close
- $2.6 million SBA Repurchase Reserve created
- $0.3 million Mortgage Repurchase Reserve created

Fair Value Marks

- Loan interest rate mark of $8.6 million, or ~2.4% of HFI loans[2], accreted over 4 years
- Reversal of deferred loan fees of $3.9 million amortized over 4 years
- IFH's AOCI after-tax loss of $2.1 million accreted through pro forma earnings over 4 years
- Other purchase accounting fair value adjustments total approximately $2.1 million amortized based on estimated remaining life

Intangibles Created

- Core deposit intangible of $3.4 million, or 2.5% of non-time deposits created, amortized over 10 years utilizing sum-of-the-year digits methodology
- Creation of Trade Name and Customer List intangibles totaling $4.5 million

Cost Synergies

- Expected to be approximately $7.0 million pre-tax (fully phased-in) / $5.3 million after-tax
- Approximately 25% of IFH's core noninterest expense[3]

Transaction Costs

- Expected to be approximately $10.9 million pre-tax, / $8.7 million after-tax, (fully reflected in Pro Forma TBV computation)

Employee Agreements

- Additional ~$0.9 million pre-tax / ~$0.7 million after-tax transaction non-cash charges related to employee agreements assumed to be expensed post close

Pro Forma Financial Impacts

With CECL "Day-One" Double Count	*Without* CECL "Day-One" Double Count
~17% 2025E EPS Accretion	**~16%** 2025 EPS Accretion
~(5%) TBV per share Dilution at Close	**~(4%)** TBV per share Dilution at Close
~1.8 Yrs TBV per share Earnback (Years)	**~1.7 Yrs** TBV per share Earnback (Years)
30%+ Internal Rate of Return (IRR)	**20%+** Return on Invested Capital (ROIC)[4]

Source: Company Documents; S&P Global Market Intelligence; FactSet.
[1] Assumes CBNK stock issuance price of $20.00 per share (Spot price as of 3/26/2024) and IFH common shares of 2,345,499.
[2] Held-for-Investment loans as of 12/31/2023.
[3] Core noninterest expense excludes amortization expense.
[4] Return on invested capital represents IFH fully-synergized net income divided by the sum of deal value plus after-tax transaction charges less excess capital at closing.

CAPITAL BANCORP, INC. | IFH
18

Compelling Pro Forma Impacts…

Total Assets ($B)[2]


$2.2
$2.9
CBNK
Pro Forma

(C&I & Owner Occ. CRE) / Loans[3]


29%
+9%
38%
24%
CBNK
Pro Forma
Selected Banks Median[1]

Regulatory CRE / Total RBC[4]


(22%)
307%
285%
243%
Pro Forma Consolidated
361%
CBNK
Pro Forma
Selected Banks Median[1]

Construction / Total RBC[4]


(7%)
100%
93%
82%
Pro Forma Consolidated
52%
CBNK
Pro Forma
Selected Banks Median[1]

2025 Earnings per share[5]


$2.65
+17%
$3.10
CBNK
Pro Forma
~2 Yrs
EPS Pull-forward[6]

2025 ROAA


1.5%
+20bps
1.7%
0.8%
CBNK
Pro Forma
Selected Banks Median[1]

2025 ROATCE


12.3%
+260bps
14.9%
9.8%
CBNK
Pro Forma
Selected Banks Median[1]

Source: S&P Global Market Intelligence; FactSet; Company Documents.
[1] Select banks with assets between $1.5 billion and $4.5 billion in the Mid-Atlantic (North of Richmond) and New England Region. (ACNB, BCBP, BHRB, BPRN, BWFG, EBTC, FLIC, FRBA, FRST, FVCB, HNVR, JMSB, MNSB, MRBK, MVBF, NBN, PKBK, PVBC, UNTY).
[2] CBNK as of 12/31/2023 actuals; Pro Forma is at Transaction Close which includes purchase accounting and other merger related adjustments.
[3] C&I and Owner-Occupied Commercial Real Estate Loans / Total Gross Loans based on bank-level 12/31/2023 financials.
[4] Bank-level data shown at Transaction Close.
[5] CBNK Standalone per median consensus estimates as of 3/26/2024.
[6] Reflects the time it would have taken CBNK to achieve pro forma 2025 EPS on a standalone basis; based on median consensus estimates with a modest growth rate applied post-2025.

CAPITAL BANCORP, INC. | IFH
19

5.1% 2.1% 4.1% 3.4% 11.3% CBNK 2023Q4 IFH 2023Q4 Pro Forma at Close Selected Banks Median KRX Index Median 1.5% 1.9% 1.7% 1.1% 1.2% CBNK 2023Q4 IFH 2023Q4 Pro Forma at Close Selected Banks Median KRX Index Median 11.4% 11.0% 11.1% 11.8% 12.5% 8.9% CBNK 2023Q4 Pro Forma at Close Pro Forma YE 2024 Pro Forma YE 2025 Pro Forma YE 2026 Selected Banks Median 12.1% 12.4% 12.4% 13.4% 14.0% 10.8% CBNK 2023Q4 Pro Forma at Close Pro Forma YE 2024 Pro Forma YE 2025 Pro Forma YE 2026 Selected Banks Median Source: S&P Global Market Intelligence; FactSet; Company Documents. Note: CBNK consolidated financials shown. 1 See Appendix for non-GAAP reconciliation. 2 Select banks with assets between $1.5 billion and $4.5 billion in the Mid-Atlantic (North of Richmond) and New England Region. (ACNB, BCBP, BHRB, BPRN, BWFG, EBTC, FLIC, FRBA, FRST, FVCB, HNVR, JMSB, MNSB, MRBK, MVBF, NBN, PKBK, PVBC, UNTY). 3 KRX Index represents KBW Regional Bank Index (KRX). 20 ACL / HFI Loans AOCI as a % of Total GAAP Equity Tangible Common Equity / Tangible Assets Tier 1 Leverage Ratio Prudent Capital Management Before, During and After Transaction Close 2 32 2 32 1

Transaction Preserves Excess Capital Position and is Meaningfully Accretive to Pro Forma Capital Generation

Excess Capital Per Share Generation[1]...


~$1.29
~22% Increase
~$1.58
CAPITAL BANCORP, INC.
Pro Forma

$ in Millions, except per share	Standalone	Pro Forma
Full Year 2025 Estimated Net Earnings	~$37	~$52
Less: Dividends (Median Consensus Estimates of $0.33 p/s)	~(5)	~(5)
Less: Capital for Organic Growth (9.0% Leverage Ratio)	~(14)	~(21)
Excess Capital Generation	**~$18**	**~$26**
(÷) CBNK Common Shares Outstanding	~13.9	~16.5
Excess Capital Generation per Common CBNK Share	**~$1.29**	**~$1.58**

...and Illustrative Earnback[2]

$ per common CBNK share


$12.00
$4.00
~1.2 Years
Excess Capital per share Earnback
(Crossover Method)
Transaction Close
YE 2024
YE 2025
YE 2026
YE 2027
Standalone Excess Capital per share
Pro Forma Excess Capital per share

Source: S&P Global Market Intelligence; FactSet; Company Documents.
Note: Market data as of 3/26/2024.
[1] Illustrative analysis based on CBNK median consensus estimates through 2025 with illustrative growth rate applied thereafter.
[2] Excess capital per share assumes 9% Consolidated Tier 1 Leverage Ratio. Exhibit not to scale.

CAPITAL BANCORP, INC. | IFH

21

Significant Value Creation for Shareholders

Compelling Shareholder Returns...

Transaction Returns Materially Exceeds Cost of Capital



30%+
20%+
15%
Internal Rate of Return
2025 Return on Invested Capital[1]
2023 CBNK Return on Average TCE

Accelerates TBV Compounding

TBVPS CAGR Post-Closing Through 2025



11.5%
14.4%
8.1%
CBNK Standalone[2]
CBNK Pro Forma
Selected Banks Median[2]

...and Value Creation



Capitalized Value of net Synergies ~7x Premium Paid
~$6mm
~$44mm
Premium Paid Over IFHI Adjusted TCE
Capitalized Value of Cost Synergies, net

Calculation of Premium Paid Over IFHI Adjusted TCE	$ in millons
IFHI TCE at 12/31/2023[3]	$82.2
Estimated Pre-Closing Distribution[4]	(21.6)
IFHI Adjusted TCE at 12/31/2023	60.6
Total Consideration paid by CBNK[5]	66.5
Premium Paid Over IFHI Adjusted TCE	**$5.9**

Calculation of Capitalized Value of Cost Synergies, net	$ in millons
Fully Phased-in After-tax Cost Synergies[6]	$5.3
Assumed Cost Synergies Multiple	10x
Capitalized Value of After-tax Cost Synergies	53.3
"Fully-Loaded" After-tax Transaction Charges[7]	(9.4)
Capitalized Value of Cost Synergies, net	**$43.9**

Source: S&P Global Market Intelligence; FactSet; Company Documents.
Note: Market data as of 3/26/2024. Note: Exhibits not to scale.
Note: CBNK forward earnings are based on median consensus estimates through 2025 with illustrative growth rate applied thereafter.
[1] Return on invested capital represents IFH fully-synergized net income divided by the sum of deal value plus after-tax transaction charges less excess capital at closing.
[2] Select banks with assets between $1.5 billion and $4.5 billion in the Mid-Atlantic (North of Richmond) and New England Region. (ACNB, BCBP, BHRB, BPRN, BWFG, EBTC, FLIC, FRBA, FRST, FVCB, HNVR, JMSB, MNSB, MRBK, MVBF, NBN, PKBK, PVBC, UNTY) Selected Banks and CBNK Standalone forward estimates based on median consensus estimates.
[3] See Appendix for non-GAAP reconciliation.
[4] Based on the current carrying value of Dogwood; Distribution of Dogwood based on the closing price of Dogwood State Bank as of 3/26/2024 would be approximately $18 million.
[5] Inclusive of the value of rolled options. Assumes CBNK stock issuance price of $20.00 per share. (Spot price as of 3/26/2024).
[6] Based on IFH 2023Q4 annualized core noninterest expense, which excludes amortization expense.
[7] "Fully-loaded" Transaction Charges inclusive of all estimated cash and non-cash transaction charges.

CAPITAL BANCORP, INC. | IFH

22

1.07x 0.91x 1.14x 0.50x 0.65x 0.80x 0.95x 1.10x 1.25x 1.40x 1.55x Price / IFHI Adjusted TBV at 12/31/23 Selected Banks Avg. Price / TBV Selected Banks 5-Year Avg. Price / TBV 8.9x 5.2x 9.9x 10.5x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x Price / LTM Core Earnings Price / LTM Core Earnings + Cost Saves Selected Banks Avg. Price / LTM Earnings Selected Banks 5-Year Avg. Price / LTM Earnings Source: S&P Global Market Intelligence; FactSet; Company Documents. Note: Market data as of 3/26/2024. 1 Excludes price / last-twelve-months earnings multiples above 40.0x. IFH 2023Y core net income based on reported net income of $11.2 million less $4.7 million in pre-tax adjustments, tax effected at 22.5%. 2 See Appendix for non-GAAP reconciliation. 3 Select banks with assets between $1.5 billion and $4.5 billion in the Mid-Atlantic (North of Richmond) and New England Region. (ACNB, BCBP, BHRB, BPRN, BWFG, EBTC, FLIC, FRBA, FRST, FVCB, HNVR, JMSB, MNSB, MRBK, MVBF, NBN, PKBK, PVBC, UNTY) 4 IFH LTM core earnings plus cost saves includes 2023Y core net income of ~$7.5 million plus $5.3 million of fully-phased in after-tax cost savings. 5 IFH TBV at 12/31/2023 adjusted for the Pre-Closing Distribution of $21.6 million based on the current carrying value of Dogwood; Distribution of Dogwood based on the closing price of Dogwood State Bank as of 3/26/2024 would be approximately $18 million. 23 Selected Banks3 average Price / Earnings shown over last five years Selected Banks3 average Price / Tangible Book Value shown over last five years Trading Price to LTM Earnings Comparison1 Trading Price to Tangible Book Value2 Comparison 54 Last 5 Years YTD Current Last 5 Years YTD Current Select Banks Average 10.5x 10.8x 9.9x Select Banks Average 1.14x 1.00x 0.91x

…and Recent Bank M&A Transactions

Compelling Valuation Dynamics

Grey bars represent comparable M&A deals defined as nationwide bank and thrift transactions since 1/1/2022 where target assets were between $250 million and $1.0 billion, stock consideration was 50%+ of total consideration and deal value was disclosed. Excludes merger-of-equals transactions as defined by S&P Global Market Intelligence.

Price / LTM Earnings[1]


Median 13.9x
8.9x

8.9x

Price / LTM Core EPS

113%

Pay-to-Trade

5.2x

Price / LTM Core EPS + Cost Saves[4]

66%

Pay-to-Trade

4.9x

Price / Fully-Synergized LTM Core EPS[5]

63%

Pay-to-Trade

Price / Tangible Book Value[2 3]


Median 1.53x
1.07x

1.07x

Price / 12/31/2023 TBV[2]

98%

Pay-to-Trade

Source: S&P Global Market Intelligence; FactSet; Company Documents.
Note: Market data as of 3/26/2024.
Note: Median does not include CBNK / IFH multiple.

[1] Excludes price / last-twelve-months earnings multiples above 40.0x. IFH 2023Y core net income based on reported net income of $11.2 million less $4.7 million in pre-tax adjustments, tax effected at 22.5%.
[2] IFH TBV at 12/31/2023 adjusted for the pre-closing distribution of $21.6 million based on the current carrying value of Dogwood; Distribution of Dogwood based on the closing price of Dogwood State Bank as of 3/26/2024 would be approximately $18 million.
[3] See Appendix for non-GAAP reconciliation.
[4] IFH LTM core earnings plus cost saves includes 2023Y core net income of ~$7.5 million plus $5.3 million of fully-phased in after-tax cost savings.
[5] IFH last twelve-months core earnings inclusive of fully phased-in year-one cost synergies and other annualized pro forma merger adjustments.

CAPITAL BANCORP, INC. | IFH

24

Combined Company Positioned for Significant Upside

		Capital Bancorp, Inc.	IFH	Capital Bancorp, Inc. + IFH	Mid-Atlantic $1.5B - $4.5B[1] Median	Mid-Atlantic $1.5B - $4.5B[1] Top Quartile
Profitability		2025E	LTM	2025E	LTM	
	Core ROAA	1.5%	1.6%[2]	1.7%	0.8%	1.3%
	Core ROATCE	12.3%	14.1%[2]	14.9%	10.0%	13.7%
	Fee Income / Revenue	15%	48%[3]	22%	10%	16%
	Efficiency Ratio	66%	73%[3]	64%	59%	55%
Balance Sheet & Capital		MRQ	MRQ	Closing	MRQ	
	Gross Loans / Deposits	101%	92%[2]	99%	100%	96%
	C&I and OOCRE / Gross Loans (Bank)	29%	79%[4]	38%[4]	24%	32%
	TCE / TA	11.4%[5]	11.9%[2]	11.0%	8.9%	10.2%
		MRQ - Consolidated	MRQ - Bank	Closing - Consolidated	MRQ - Consolidated[6]	
	Tier 1 Leverage Ratio	12.1%	12.0%	12.4%	10.8%	11.6%
	CET1 Capital Ratio	15.4%	14.1%	15.3%	12.8%	14.7%
		MRQ	MRQ	Closing	MRQ	
	CRE / TRBC (Bank)	304%	57%[4]	285%[7]	361%	409%
	Construction / Total RBC (Bank)	107%	18%	93%[7]	52%	90%
Market Data	Current Price	$20.00	--	$20.00	-	-
	P / 2025E EPS	7.5x	--	6.4x	7.7x	9.0x

CBNK vs. Top-10 2025E ROAA Banks in the KRX Index[8]

CBNK Standalone

CBNK / IFH Pro Forma

Projected 2025E ROAA



Median 1.3%
1.5%
1.7%

Price / 2025E Earnings



6.4x
7.5x
Median 10.9x

Source: S&P Global Market Intelligence; FactSet; Company Documents.
Note: Market data as of 3/26/2024. CBNK forward estimates based on median consensus estimates through 2025.
[1] Select banks with assets between $1.5 billion and $4.5 billion in the Mid-Atlantic (North of Richmond) and New England Region. (ACNB, BCBP, BHRB, BPRN, BWFG, EBTC, FLIC, FRBA, FRST, FVCB, HNVR, JMSB, MNSB, MRBK, MVBF, NBN, PKBK, PVBC, UNTY)
[2] Adjusted for the Pre-Closing Distribution. IFH 2023Y core net income based on reported net income of $11.2 million less $4.7 million in pre-tax adjustments, tax effected at 22.5%.
[3] IFH LTM revenue and expenses exclude one-time, non-recurring items.
[4] Adjusted for $9.1 million of IFH Owner Occupied CRE ("OOCRE") reclassified as Nonowner Occupied CRE.
[5] See Appendix for non-GAAP reconciliation.
[6] Bank-level regulatory data used where consolidated BHC data not available.
[7] Pro Forma Regulatory CRE / TRBC and Construction / TRBC represent estimated bank-level regulatory ratios at closing and includes purchase accounting and other merger related adjustments. On a consolidated basis, the Pro Forma Construction / TRBC would be 82% and CRE / TRBC would be 243% at Transaction Close.
[8] ROAA based on median consensus 2025 ROAA estimates. KRX Index represents KBW Regional Bank Index (KRX). CBNK standalone median consensus 2025 ROAA estimate ranks in the 90th percentile of the KRX Index.

CAPITAL BANCORP, INC. | IFH
25

26 Acquisition Creates Opportunity For Additional Synergies and Growth Larger Balance Sheet Ability to retain a greater portion of economics given a larger balance sheet and funding sources - allowing the bank to hold more bridge loans, which fuels further loan volumes and associated reserve deposits Opportunities across the entire renewables project life cycle - and growth Potential areas of expansion for lender service provider: Private Credit, ABL Monitoring, and 504 Lending Deposit Synergies Optionality to prepay IFH's longer-term, callable brokered deposits and replace with shorter duration deposits that more closely match the duration of the balance sheet -taking branch which could support further growth New relationship opportunities across business lines Other Securitization opportunities for USDA loans in the secondary market Tax credits Accel Business Increase underwriting and processing efficiency on smaller-ticket SBA and conventional loans by Synergies Identified But Not Modeled

DUE DILIGENCEIV. 27

Comprehensive Due Diligence Process

Key Areas of Focus

- *Credit*
- *Risk Management*
- *Funding*
- *Legal*
- *Compliance*
- *Finance and Accounting*
- *Human Resources*
- *Regulatory*
- *IT*

Due Diligence Overview

- Collaborative multi-month diligence process led by both management teams and supported by legal and financial advisors
- Comprehensive and thorough due diligence process completed by cross-functional working groups at CBNK; 3,500+ documents reviewed
- Thorough review of SBA / USDA operating procedures at IFH and potential putback risk; review was assisted by a third-party SBA consulting firm

Extensive Credit Review[1]

- Comprehensive internal and third-party credit review of individual credits, underwriting process, and interest rate risk modeling


Total Loans
~75%
Commercial Loans
~82%
USDA / SBA Loans
~82%

[1] Percentages represent aggregate dollar balance of loans reviewed to total loans and are approximated.

CAPITAL BANCORP, INC. | IFH
28

29 Due Diligence & Risk Management Thoughtful Integration Planning to Minimize Risk Low-risk transaction given prudent pricing and overall size of the acquisition Cultural and strategic fit between companies with planned retention of key employees Outside integration support Thorough loan review (internal and external) with combined management efforts on select credits Diversifies lending capabilities and accelerates growth into highly-desirable GGL verticals

CONCLUSIONV. 30

Transaction Rationale

Strategically Compelling

- ✓ Diversifies CBNK with a C&I platform and multiple new lines of business
  - Nationwide Government Guaranteed Lending business with niche expertise in Solar and Renewable Energy
  - Nationwide SBA servicing platform
  - Strong pipeline of C&I loans and proven ability to originate
- ✓ Increases the pro forma company's scale and adds businesses that lend themselves to CBNK's strengths
  - Ability to grow by balance sheeting more loans if funding, capital and risk reward is attractive
  - Potential synergies - growth opportunities and cost savings
- ✓ Provides access to potential new markets for growth in Chicago, North Carolina and South Carolina

Financially Attractive

- ✓ Strong EPS accretion of ~17% in the first year of fully realized cost savings
- ✓ Tangible book value dilution of ~5% with an earnback of ~1.8 years using the cross-over method
- ✓ Internal rate of return (30%+) exceeds company cost of capital hurdles

Demonstrated Low Risk Profile

- ✓ Corporate cultures aligned and key personnel from IFH retained
- ✓ Lower risk integration given the relative sizes and standalone nature of some of IFH's businesses
- ✓ Extensive due diligence performed including review of ~75% of IFH's loan portfolio and ~82% of its GGL loan portfolio

Compelling Value Creation Opportunity for Shareholders

CAPITAL BANCORP, INC. | IFH

31

(60%) (40%) (20%) 0% 20% 40% 60% 80% 100% 120% 140% 32 CAGR % Change CBNK 17.6% 134% NASDAQ Regional Banking Index 9.5% 61% Selected Banks2 Median 9.0% 57% Share Appreciation Outperforms Industry Share Price Change Since CBNK IPO on 9/26/20181TBVPS + Dividend Growth Since 2018Q3 70%+ Outperformance vs. both groups 70%+ Outperformance vs. both groups Source: S&P Global Market Intelligence; FactSet. Note: Market data as of 3/26/2024. 1 CBNK IPO price of $12.50 used as starting price for price change calculation. 2 Select banks with assets between $1.5 billion and $4.5 billion in the Mid-Atlantic (North of Richmond) and New England Region. (ACNB, BCBP, BHRB, BPRN, BWFG, EBTC, FLIC, FRBA, FRST, FVCB, HNVR, JMSB, MNSB, MRBK, MVBF, NBN, PKBK, PVBC, UNTY). % Change CBNK 60% NASDAQ Regional Banking Index (14%) Selected Banks2 Median (18%)

APPENDIXVI. 33

34 Reconciliations to GAAP Financial Measures ($ in thousands, except per share data) CBNK IFHI Tangible Common Equity: Common Shareholders' Equity (GAAP) $254,860 $100,331 A Less: Goodwill (GAAP) 0 13,161 B Less: Other Intangibles (GAAP) 0 5,018 C Tangible Common Shareholders' Equity (Non-GAAP) $254,860 $82,152 D = A - B - C Tangible Assets: Total Assets (GAAP) $2,226,176 $547,563 E Less: Goodwill (GAAP) 0 13,161 B Less: Other Intangibles (GAAP) 0 5,018 C Tangible Assets (Non-GAAP) $2,226,176 $529,384 F = E - B - C Tangible Common Equity / Tangible Assets (Non-GAAP) 11.4% 15.5% G = D / F Tangible Book Value Per Share: Tangible Common Shareholders' Equity (Non-GAAP) $254,860 $82,152 D 12/31/23 Common Shares Outstanding 13,922,532 2,295,000 H Tangible Book Value Per Share (Non-GAAP) $18.31 $35.80 I = D / H Source: S&P Global Market Intelligence. Note: Financial data as of 12/31/2023.